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                                                                    EXHIBIT 10.3

                             TERMINATION AGREEMENT

     This Termination Agreement dated effective June 30, 1999, is made by and between ILEX ONCOLOGY, INC., a Delaware corporation ("ILEX"), and PRN RESEARCH, INC., a Texas corporation ("PRN").

                             W I T N E S S E T H:

     WHEREAS, ILEX and PRN are parties to a Service Agreement (the "Service Agreement") dated effective June 30, 1997; and

     WHEREAS, ILEX and PRN desire to terminate the Service Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ILEX and PRN agree as follows:

1. ILEX shall issue 629,200 shares of common stock, $.01 par value ("Common Stock") to PRN. PRN recognizes that the Common Stock is not being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption from the Securities Act which is predicated, in part, on the representations and agreements of PRN set forth in this Agreement. PRN represents and warrants to ILEX that it is an "accredited investor" as that term is defined in Rule 501(a) of the Rules and Regulations promulgated pursuant to the Securities Act, and that the Common Stock is being acquired solely for its own account for investment and not with a view to, or for offer or resale in connection with, a distribution thereof within the meaning of the Securities Act. PRN understands that the effect of such representation and warranty is that the Common Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available at the time for any proposed sale or other transfer thereof. PRN represents that it has consulted with its counsel in regard to the Securities Act and that it is fully familiar with the circumstances under which it is required to hold the Common Stock and the limitations upon the transfer or other disposition thereof. PRN acknowledges that ILEX is relying upon the trust and accuracy of the foregoing representations and warranties in issuing the Common Stock under the Securities Act. PRN agrees to and shall indemnify and hold ILEX harmless against all liabilities, costs and expenses, including reasonable attorneys' fees, incurred by ILEX as a result of any sale, transfer or other disposition by PRN of all or any part of the Common Stock in violation of the Securities Act. The certificate representing the Common Stock shall bear the following legend:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT."

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2.   The Service Agreement and the terms, provisions, covenants and agreements contained therein are hereby terminated in all respects, and neither PRN nor ILEX have any continuing liabilities or obligations to one another under the terms and provisions of the Service Agreement.

3. The Registration Rights Agreement dated July 9, 1997 by an between PRN and ILEX shall continue in full force and existence, and this Termination Agreement will not in any manner effect the rights and obligations of either ILEX or PRN pursuant to such Registration Rights Agreement.

     IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be duly executed effective as of the date and year first above written.


                                        ILEX ONCOLOGY, INC.



                                        By: /s/ Michael T. Dwyer
                                           -------------------------------
                                           Name: M. T. Dwyer
                                           Title: Vice President & CFO


                                        PRN RESEARCH, INC.


                                        By: /s/ L. Fred Pounds
                                           --------------------------------
                                           Name: L. Fred Pounds
                                           Title: CFO